UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2026

DUKE Robotics Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-43295	47-3052410
(Commission File Number)	(IRS Employer Identification No.)

10 HaRimon Street, Mevo Carmel Science and Industrial Park, Israel	2069203
(Address of Principal Executive Offices)	(Zip Code)

+972-054-5707050

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DUKR	The Nasdaq Stock Market LLC
Warrants, each to purchase one share of common stock	DUKRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2026, DUKE Robotics Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC, as representative of the several underwriters identified therein (the “Underwriters”), relating to the public offering (the “Offering”) of 1,125,000 units, with each unit consisting of one share of the Company’s common stock, par value $0.0001 (the “Shares”), and warrants to purchase one share of the Company’s common stock (the “Warrants”) at an exercise price of $8.60 per share, exercisable for a period of five years, subject to certain adjustments and cashless exercise provisions. The combined price public offering price per Unit was $8.20. Under the terms of the Underwriting Agreement, we granted the Underwriters an option, exercisable for 45 days following the closing of the Offering, to purchase up to an additional 168,750 shares of common stock and/or Warrants to purchase 168,750 shares of common stock to cover over-allotments, if any. On May 15, 2026, the Underwriter partially exercised its over-allotment option with respect to Warrants to purchase 168,750 shares of common stock.

On May 18, 2026, the Company closed the Offering, as well as the partial exercise of the over-allotment option, and issued the Shares and Warrants, resulting in aggregate gross proceeds of approximately $9,225,000, before deducting underwriting discounts and commissions and estimated offering expenses. The Company intends to use the net proceeds of this offering to provide funding for research and development, sales force expansion, marketing, business development and potential acquisitions and for general working capital. Concurrently with the closing of the Offering, the Company also issued warrants to purchase an aggregate of up to 90,000  shares of its common stock to the representative of the Underwriters or their designees, with an exercise price of $10.25 per share (the “Representative’s Warrants”). The Representative’s Warrants are exercisable beginning on November 14, 2026, and expire on November 14, 2031, pursuant to the terms and conditions of the Representative’s Warrants.

On May 14, 2026, the Company entered into a warrant agency agreement (the “Warrant Agent Agreement”), with Equiniti Trust Company LLC (“Equiniti”), appointing Equiniti as Warrant Agent for the Warrants.

The Shares and Warrants were offered, issued and sold to the public pursuant to a registration statement on Form S-1 (File No. 333-294808) filed with the Securities and Exchange Commission (“SEC”), which was declared effective by the SEC on May 14, 2026, as well as pursuant to a registration statement on Form S-1MEF (File No. 333-295917) which was deemed automatically effective upon filing on May 14, 2026, and the prospectus forming a part thereof.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and were subject to limitations agreed upon by the contracting parties. Pursuant to the Underwriting Agreement, the Company also granted the Underwriter a right of first refusal, for a period of 18 months from the closing of the Offering, to act as sole managing underwriter and book-runner and/or placement agent for any and all future public or private equity, equity-linked or debt (excluding commercial bank debt) offerings undertaken during such period by the Company, or any of the Company’s successors or subsidiaries, on customary terms in the United States. Pursuant to the Underwriting Agreement, the Company and its directors, officers and certain shareholders have agreed with the underwriter not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any its common stock or securities convertible into common stock for a period of six months in the case of the Company and our officers, directors and certain shareholders after the effective date of the Offering.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing descriptions of the Warrant Agent Agreement, the form of Warrant issuable thereunder and the form of Representative’s Warrants and are qualified in their entirety by reference to the Warrant Agent Agreement, the form of Warrant and the form of Representative’s Warrant, attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

On May 14, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is furnished as Exhibits 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On May 18, 2026, the Company issued a press release announcing the closing of the Offering. A copy of this press release is furnished as Exhibits 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement by and between the Company and Maxim Group LLC, as representative of the several underwriters named therein, dated May 14, 2026.
4.1	Warrant Agent Agreement by and between the Company and Equiniti Trust Company LLC, dated May 14, 2026.
4.2	Form of Warrant
4.3	Form of Representative’s Warrant (incorporated by reference to Exhibit 4.2 to the registrant’s Registration Statement on Form S-1 (File No. 333-394808) filed with the Securities and Exchange Commission on April 1, 2026).
99.1	Press release dated May 14, 2026
99.2	Press release dated May 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ROBOTICS CORP.

Date: May 18, 2026	By:	/s/ Yossef Balucka
Yossef Balucka
Chief Executive Officer